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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 22, 2003


                         COMMISSION FILE NUMBER: 0-12742


                                SPIRE CORPORATION
           (NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


         MASSACHUSETTS                                 04-2457335
         -------------                                 ----------
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
 INCORPORATION OR ORGANIZATION)

     ONE PATRIOTS PARK, BEDFORD, MASSACHUSETTS         01730-2396
     -----------------------------------------         ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                 (781) 275-6000
                                 --------------
                (ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS
--------------------

     Spire Corporation (the "Company") announced that on August 22, 2003 it filed an amendment to its Quarterly Report on Form 10-QSB for the period ended June 30, 2003 disclosing that the financial statements included in the Form 10-QSB had not been reviewed by its independent auditor. The Company also announced that it had been notified by Nasdaq on August 25, 2003, that, as a result of the absence of the review, the Company is in violation of Marketplace Rule 4310(c)(14) and that Nasdaq is commencing a process that may result in the delisting of the Company's securities from the Nasdaq National Market.

     Additional information is set forth in Exhibit (99) to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------------------------------------------

(c) Exhibits

      99       News Release of the Company dated August 27, 2003.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                SPIRE CORPORATION
                                  (Registrant)


Dated: August 27, 2003                      By: /s/ David R. Lipinski
                                                -------------------------------
                                                David R. Lipinski
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit    Description                                               Page Number
-------    -----------                                               -----------

  99       News Release of the Company dated August 27, 2003.             4





















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